UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

BARRACUDA NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Barracuda Networks, Inc. (the “Company”) by Project Deep Blue Holdings, LLC (“Newco”) and Project Deep Blue Merger Corp., a wholly-owned subsidiary of Newco (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 26, 2017 by and among the Company, Newco and Merger Sub:

(i)	Press Release;

(ii)	Employee Email;

(iii)	Employee FAQ;

(iv)	Cover Email for Customers and Partners;

(v)	Customer Email;

(vi)	Partner Email;

(vii)	Supplier Email; and

(viii)	Industry Analyst Email.

Each item listed above was first used or made available on November 27, 2017.

BARRACUDA AGREES TO BE ACQUIRED BY THOMA BRAVO FOR $1.6 BILLION

Shareholders to Receive $27.55 per Share in Cash

Campbell, CA – Nov. 27, 2017 – Barracuda Networks, Inc. (NYSE: CUDA), a leading provider of cloud-enabled security and data protection solutions, today announced that it has entered into an agreement to be acquired by leading private equity investment firm Thoma Bravo, LLC. in an all-cash transaction valued at $1.6 billion.

Barracuda shareholders of record will receive $27.55 in cash for each share of Barracuda common stock they hold. This price exceeds Barracuda’s 52-week high, and represents a premium of 22.5 percent to the Company’s 10-day average stock price prior to Nov. 27, 2017, of $22.49. Barracuda’s Board of Directors unanimously approved the agreement, and believes the transaction maximizes shareholder value. Upon the close of the transaction, Barracuda will operate as a privately-held company with a continued focus on email security and management, network and application security, and data protection solutions that can be deployed in cloud and hybrid environments.

“We believe the proposed transaction offers an opportunity for us to accelerate our growth with our industry-leading security platform that’s purpose-built for highly distributed, diverse cloud and hybrid environments. We will continue Barracuda’s tradition of delivering easy-to-use, full-featured solutions that can be deployed in the way that makes sense for our customers,” said BJ Jenkins, chief executive officer of Barracuda. “Thoma Bravo has an excellent history of investing in growing security businesses, and this transaction speaks to the value and strength of Barracuda’s security platform, which helps customers protect and manage their networks, applications, and data. I expect that our employees, customers, and partners will benefit from this partnership.”

“Barracuda is a proven industry leader, consistently bringing powerful, comprehensive solutions to customers in an increasingly prevalent, hostile, and complex threat environment,” said Seth Boro, a managing partner at Thoma Bravo. “We believe that Barracuda is at the forefront of innovation in several highly strategic areas of the cybersecurity market and are excited to be the company’s partner in the next phase of its growth.”

The proposed transaction is expected to close before Barracuda’s fiscal year end of Feb. 28, 2018, and is subject to approval by Barracuda’s shareholders and regulatory authorities, and the satisfaction of other customary closing conditions.

Morgan Stanley & Co. LLC is serving as financial advisor to Barracuda, and Wilson Sonsini Goodrich & Rosati, Professional Corporation, is serving as its legal advisors. Financing for the transaction is being provided by Goldman Sachs & Co. LLC, Credit Suisse, and UBS Investment Bank. Goldman Sachs & Co. LLC, Credit Suisse, and UBS Investment Bank are also serving as financial advisors to Thoma Bravo, and Kirkland & Ellis LLP is serving as its legal counsel.

About Barracuda Networks, Inc. (NYSE: CUDA)

Barracuda simplifies IT with cloud-enabled solutions that empower customers to protect their networks, applications and data, regardless of where they reside. These powerful, easy-to-use and affordable solutions are trusted by more than 150,000 organizations worldwide and are delivered in appliance, virtual appliance, cloud and hybrid deployment configurations. Barracuda’s customer-centric business model focuses on delivering high-value, subscription-based IT solutions that provide end-to-end network and data protection. For additional information, please visit barracuda.com.

Barracuda Networks, Barracuda, and the Barracuda Networks logo are registered trademarks of Barracuda Networks, Inc. in the US and other countries.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. The firm seeks to create value by collaborating with company management to improve business operations, invest in growth initiatives and make accretive acquisitions. Thoma Bravo invests with a particular focus on application and infrastructure software and technology enabled services. The firm currently manages a series of private equity and debt funds representing more than $17.0 billion of capital commitments. More information about Thoma Bravo can be found at www.thomabravo.com.

Additional Information and Where to Find It

In connection with the transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the Securities and Exchange Commission (the “SEC”), the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.Barracuda.com/) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell CA 95008

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Forms 10-K for the fiscal year ended February 28, 2017. To the extent the Company’s directors and executive officers’ holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda’s products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “focus,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “will,” “might,” “momentum,” “can,” “could,” “seek,” and similar words. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of the relevant Thoma Bravo affiliate to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Barracuda’s views as of the date of this press release. Barracuda anticipates that subsequent events and developments will cause its views to change. Barracuda undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Barracuda’s views as of any date subsequent to the date of this press release.

Contacts

For Thoma Bravo

Matthew Gorton

Hiltzik Media Strategies

+1 212-776-1161

mgorton@hstrategies.com

For Barracuda

MC Petermann

+1 404-307-6290

mc@barracuda.com

Maria Riley

+1 415-217-7722

ir@barracuda.com

Email to Barracuda Employees

I am pleased to share with you some exciting news about Barracuda, and our plans for the future.

Today, we announced we have entered into an agreement to be acquired by Thoma Bravo, a leading technology-focused private equity firm. You can read today’s press release at https://investors.barracuda.com. Please plan to attend an All-Hands meeting with me and members of the Thoma Bravo team later this morning. A separate invitation will be sent shortly.

With a purchase price of $27.55 per share, Barracuda is valued just over $1.6 billion, which demonstrates the tremendous value we have created together since going public just over four years ago. As with transactions of this nature, the agreement is subject to stockholder approval, certain regulatory approvals, and other customary closing conditions. We will become a private company with the closing of this transaction, which we expect to occur in our last fiscal quarter that ends on February 28, 2018.

This is a major milestone in our efforts to grow our business and build upon the great foundation we’ve created together. Going private will position us exceptionally well and give us added flexibility to continue to build Barracuda into an even larger and more successful business. You play an important role in this plan.

Thoma Bravo is one of the most experienced and successful private equity firms in the United States, providing financial, strategic and operating support to businesses and their management teams. They are deeply knowledgeable about our industry and recognize the value that Barracuda delivers – a security platform that gives our customers’ applications, networks and data the best protection no matter where they reside.

Throughout this process, some of us have come to know the Thoma Bravo team well, and we are fully confident that they are the right partner for Barracuda both strategically and culturally. They have the highest praise for our team, our innovation, and the reputation we’ve earned in the market.

They are now eager to partner to achieve even greater success. I know there are questions about what this means for you and the future of Barracuda going forward, and we will seek to answer all of your questions in the coming days and weeks. What’s most important for all of us now is that we continue to execute on our plan and appreciate the incredible opportunity ahead of us.

What makes Barracuda special is not going to change, nor are our business goals: to take exceptional care of our customers, grow our business, expand our operating margin, and accelerate profitability. Please share your enthusiasm and reassure our customers, partners, and all stakeholders that Barracuda is creating value for the long term, and today’s news is another step in our ongoing journey.

Thank you all for your continued commitment and contributions that make this opportunity possible. Now it is business as usual – let’s go close our third quarter strong.

Best,

BJ

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda Networks, Inc.’s (the “Company” or “Barracuda”) products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, the risk that the transaction may not be consummated in a timely manner, if at all; the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers); and operating results and business generally, as well as other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended February 28, 2017 and our most recently filed quarterly report on Form 10-Q. These forward-looking statements are based on Barracuda’s views as of the date hereof.

Additional Information and Where to Find It

In connection with the transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.barracuda.com) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell, CA 95008.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Form 10-K for the fiscal year ended February 28, 2017. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Employee Q&A Email Communication

As a follow up to today’s announcement, please find attached a Q&A regarding our agreement with Thoma Bravo, a leading technology-focused private equity firm. We appreciate your questions, and will provide an updated Q&A by themes on an ongoing basis.

As I mentioned at the All-Hands meeting, the transaction is expected to close in the fourth quarter of our current fiscal year. We will remain a public company until that time. Going private will position us exceptionally well for the future and give us added flexibility to continue to develop industry-leading products and services, which will help us continue to grow as a company.

If you have additional questions, please submit them via email to questions@barracuda.com.

Thank you!

Best,

BJ

Questions & Answers

1. How are external questions being handled?

Please refer all media/analyst/investor inquiries to Mary Catherine Petermann (mc@barracuda.com).

Please refer all customer questions to Michael Hughes (mhughes@barracuda.com).

Please refer all channel questions to Ezra Hookano (ehookano@barracuda.com).

Please refer all MSP questions to Brian Babineau (bbabineau@barracuda.com).

Please note that it remains business as usual and use the responses below to assist you if you receive questions from your customers, partners or vendors.

2. What was announced on November 27, 2017, regarding Barracuda and Thoma Bravo?

Barracuda has entered into a definitive agreement to be acquired by leading private equity investment firm Thoma Bravo for $27.55 per share in cash, or a total purchase price of approximately $1.6 billion.

At the conclusion of the transaction, which is expected to close by the end of Barracuda’s current fiscal year (February 28, 2018), Barracuda will be a privately-owned company.

3. Why did the Board decide to take Barracuda private?

The Board unanimously determined that this unsolicited offer will:

(a) Maximize value for our stockholders, providing immediate and substantial cash value.

(b) Enable us to accelerate and expand our opportunity to be the leading security platform for customers in cloud and hybrid environments.

Additionally, this partnership gives us added flexibility to continue to invest in security, public cloud, and data protection – in order to improve our competition position in these important areas.

4. Who is Thoma Bravo?

Thoma Bravo is a leading technology-focused private equity firm that is known for its successful history of investments in the cybersecurity, application software, infrastructure software, and technology-enabled services sectors.

Thoma Bravo is a strong financial partner with substantial experience and expertise. They’ve been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners. We intend to leverage Thoma Bravo’s deep industry experience to achieve these objectives.

5. What needs to happen between now and close?

We expect the transaction to close by the end of Barracuda’s current fiscal year (February 28, 2018). The transaction is subject to approval from Barracuda stockholders, regulatory approvals, and other customary closing conditions.

It is business as usual at Barracuda, and we need all team members to remain focused on their responsibilities to our customers and partners.

6. What are the benefits of this transaction for Barracuda employees?

As a private company, we expect to be able to focus on the long-term growth of our business and strategy and work toward providing a strong future for Barracuda and our customers, partners and employees.

7. Are there any immediate changes that Thoma Bravo is expected to make? How will this affect the day-to-day operations at Barracuda?

The transaction has not yet closed, and at this time things will remain business as usual. Barracuda will continue to operate as an independent business prior to the close of the transaction. We will continue to provide you updates as we approach the close of the transaction.

8. Will there be any impact to our current product vision and roadmap?

We are continuing to innovate and invest in our product strategy to reinforce our leadership position in public cloud, security, and data protection. We will leverage Thoma Bravo’s deep industry experience that can help us deliver the best solutions and products efficiently and effectively to the market. They are invested in, and are excited about, our products and differentiation in the market.

9. Will there be changes in the executive leadership team as part of this transaction?

Thoma Bravo is very supportive of the executive team, and there are no planned changes at this time.

10. Will there be layoffs as a result of the transaction?

Because Barracuda will operate as a standalone company with the financial backing of Thoma Bravo, we do not expect significant changes to operations. We have worked hard over the last few quarters to refocus our business into our core areas and to align our resources accordingly. As we continue to move forward, it may become necessary to make some strategic changes to support our business plans and balance our resources and investments towards achieving success in our focus areas, but no such changes are planned at this time.

Additionally, our partnership with Thoma Bravo is focused on driving profitable growth and growing Barracuda’s position as a leading security, public cloud, and data protection platform for our customers.

11. What changes Barracuda’s business should we expect when Barracuda is no longer a public company?

For now, we expect things to remain business as usual. We must continue to innovate, provide exceptional quality solutions, excellent customer satisfaction, and improve operational efficiencies.

12. What changes are expected to salary and bonus?

There are no planned changes to salary and bonuses at this time.

13. Will my benefits package change when Barracuda is no longer a public company?

It is our intent to provide a competitive benefits package, regardless of whether we are a public or private company. We have just completed open enrollment for 2018, and we do not expect to make any changes to the 2018 benefits offering.

14. What will happen to my vacation days?

No changes are planned at this time.

15. Am I able to exercise my stock options and sell my Barracuda shares prior to the transaction closing?

Until the transaction closes – subject to our standard Insider Trading Policy and quarterly blackout periods, you are permitted to exercise stock options (to the extent they are or become exercisable) and sell Barracuda shares.

However, Barracuda may impose a special blackout period a few days before the transaction closes in order to better administer the closing of the transaction.

Please contact StockAdmin@barracuda.com if you have any questions.

16. What will happen to my owned shares of Barracuda once the transaction closes?

If you own shares of Barracuda stock at the time the transaction is completed (referred to as the “closing”), you will receive a cash payout equal to the number of Barracuda shares you own times the per share consideration of $27.55.

17. What will happen to my stock options?

At the time of the transaction closing, stock options will be handled as follows:

For stock options that are “in-the-money” (i.e., the per share exercise price for the stock option is lower than $27.55), those options will be cancelled at the closing of the transaction. In exchange for these stock options, you will receive a cash payment following the closing of the transaction equal to the amount by which transaction consideration of $27.55 exceeds the exercise price of the stock option multiplied by the number of Barracuda shares subject to the option.

This payment will be subject to applicable tax withholding.

If, immediately prior to the closing of the transaction, you have unvested and outstanding stock options that are in-the-money (i.e., the per share exercise price for the stock option is lower than $27.55), each of those stock options will be cancelled at the closing of the transaction and converted into the contingent right to receive a cash payment equal to the amount by which the per share merger consideration of $27.55 exceeds the per share exercise price of that stock option multiplied by the number of Barracuda shares subject to that unvested stock option. This cash payment will be subject to the same vesting conditions as your cancelled unvested options so that the timing of your right to receive the portion(s) of this payment remains constant and is contingent on you remaining employed with us following the closing. Following the satisfaction of the underlying vesting conditions, the cash payment will be paid to you, less any applicable withholding and without interest.

If any of your outstanding stock options (vested or unvested) are “underwater” (i.e., the option has a per share exercise price that is equal to or greater than $27.55), those stock options will be cancelled at the time of the closing of the transaction without payment.

18. What will happen to my unvested restricted stock units (“RSUs”)?

If, immediately prior to the closing of the transaction, you have unvested and outstanding RSUs, they will be cancelled at the time of the closing of the transaction and converted into the contingent right to receive a cash payment equal to the per share merger consideration of $27.55 for each Barracuda share subject to the RSU. This cash payment will be subject to the same vesting conditions as your cancelled RSUs so that the timing of your right to receive the portion(s) of this payment remains constant and is contingent on you remaining employed with us following the closing. Following the satisfaction of the underlying vesting conditions, the cash payment will be paid to you, less any applicable withholding and without interest.

19. What will happen to the Employee Stock Purchase Plan (ESPP)?

Before the closing of the transaction, the ESPP will continue to operate according to its terms, except the last offering period will be the final offering period under the ESPP and there will be no increases permitted to your ESPP contributions. A few days before the closing, all accumulated contributions to the ESPP will be used to purchase shares, and the ESPP will terminate with that final purchase.

Further details will be provided closer to that time. Once the transaction closes, as a private company, Barracuda will not have an ESPP.

20. What happens if I leave the company before the closing of the transaction?

If your employment terminates before the closing of the transaction, any unvested stock options, or unvested RSUs that you hold, will be cancelled on your termination date. In addition, your ESPP rights will terminate on your termination date.

Any vested stock options generally must be exercised within three months from your last day with Barracuda in accordance with the plan and stock option agreement.

21. Will the headquarters remain in the same location?

Barracuda will continue to be headquartered in Campbell, CA.

22. Does Thoma Bravo subscribe to our core values?

Throughout this process, the executive leadership team has come to know the Thoma Bravo team well, and we are fully confident that they are the right partner for Barracuda both strategically and culturally. Thoma Bravo has the highest praise for our team members, our innovation, and the reputation we’ve earned in the market. They are now eager to partner to achieve even greater success.

23. Who do I go to with questions about this announcement?

Please consult with either your functional VP or your HR Business Partner.

24. What’s next?

The deal will likely close by the end of our current fiscal year (February 28, 2018). Until that time, we will remain a public company and it’s business as usual. This transaction requires both regulatory approvals and a positive shareholder vote in order to close. Over the next few weeks, we will prepare and file the necessary filings. Any new information will be shared as it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda Networks, Inc.’s (the “Company” or “Barracuda”) products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, the risk that the transaction may not be consummated in a timely manner, if at all; the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers); and operating results and business generally, as well as other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended February 28, 2017 and our most recently filed quarterly report on Form 10-Q. These forward-looking statements are based on Barracuda’s views as of the date hereof.

Additional Information and Where to Find It: In connection with the transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.barracuda.com) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell, CA 95008.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Form 10-K for the fiscal year ended February 28, 2017. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Cover Email for Customers and Partners

As you will see from the note below, Barracuda announced that it is being acquired by Thoma Bravo, a private equity firm with an excellent history of investing in growing security businesses. You can read the note below for more information, but I want to personally assure that you that your investment in Barracuda as a company and in our technology is and continues to be a wise choice. Thoma Bravo’s expertise will be leveraged to drive further growth by expanding our solutions platform and improving our efficiency to better serve our customers and partners. We remain focused in the core areas of strength of our business (think Essentials, NextGen Firewall, Data Protection, Public Cloud and MSPs), while leveraging our partner network and delivering world-class support.

I am happy to talk more about this live if you’d like; please let me know a time/date that would make sense for you.

Email to Customers

Dear [Name],

As a valued customer of Barracuda, I wanted to reach out about an announcement we made today. Barracuda announced plans to be acquired by Thoma Bravo, a leading technology-focused private equity firm. This news is exciting for Barracuda and for our customers. We believe this transaction will help accelerate and expand our security platform with innovative cloud-enabled security and data protection solutions. A copy of the press release can be found at https://investors.barracuda.com/.

In case you’re unfamiliar, Thoma Bravo is an investment firm with deep experience in the software and technology sectors. They have a successful history of investments in cybersecurity, application software, infrastructure software, and technology-enabled services sectors.

At the close of the transaction, Barracuda will become a private company and will be positioned exceptionally well. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in developing industry-leading security, public cloud, and data protection solutions to help customers navigate the increasingly complex IT and threat landscapes. We will continue to leverage the breadth of our partner ecosystem, and to provide innovative solutions to address the IT challenges you face in keeping your network, applications, and data secure.

In addition, we remain committed to providing a high level of engagement, exceptional service and support, and full-featured, easy-to-use solutions. Thoma Bravo has been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners. We intend to leverage Thoma Bravo’s deep industry experience to achieve these objectives.

We expect the transaction to be completed by the end of our fiscal year (February 28, 2018), subject to shareholder approval and customary regulatory approvals. In the meantime, we are focused on serving our customers and partners, and executing a seamless transition.

If you have any questions about this news, please contact me or your account manager.

Best,

Michael Hughes

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda Networks, Inc.’s (the “Company” or “Barracuda”) products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, the risk that the transaction may not be consummated in a timely manner, if at all; the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers); and operating results and business generally, as well as other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended February 28, 2017 and our most recently filed quarterly report on Form 10-Q. These forward-looking statements are based on Barracuda’s views as of the date hereof.

Additional Information and Where to Find It

In connection with the transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.barracuda.com) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell, CA 95008.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Form 10-K for the fiscal year ended February 28, 2017. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Email to Partners

Dear [Name],

As a valued partner of Barracuda, I wanted to reach out about an announcement we made today. Barracuda announced plans to be acquired by Thoma Bravo, a leading technology-focused private equity firm. This is exciting news for Barracuda and for our channel and MSP partners. We believe this transaction will help accelerate and expand our security platform and position as a leading provider of cloud-enabled security and data protection solutions. A copy of the recent press release can be found at https://investors.barracuda.com.

In case you’re unfamiliar, Thoma Bravo is an investment firm with deep experience in the software and technology sectors. They have a successful history of investments in cybersecurity, application software, infrastructure software, and technology-enabled services sectors.

At the close of the transaction, Barracuda will become a private company and will be positioned exceptionally well. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in developing industry-leading security, public cloud, and data protection solutions. Our commitment to our partners remains – including a high level of engagement, exceptional service and support, and a competitive product suite.

It’s also important for you to know:

•	There will be no change in day-to-day operations or our channel programs.

•	You will continue to deal with your usual point of contact at Barracuda.

Thoma Bravo has been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners. We intend to leverage Thoma Bravo’s deep industry experience to achieve these objectives.

We expect the transaction to be completed by the end of our fiscal year (February 28, 2018), subject to shareholder approval and customary regulatory approvals. In the meantime, we are focused on serving our customers and partners, and executing a seamless transition.

If you have any questions, please contact me, Ezra Hookano, or your local account manager. We thank you for your continued support.

Best,

Michael Hughes

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda Networks, Inc.’s (the “Company” or “Barracuda”) products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, the risk that the transaction may not be consummated in a timely manner, if at all; the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers); and operating results and business generally, as well as other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended February 28, 2017 and our most recently filed quarterly report on Form 10-Q. These forward-looking statements are based on Barracuda’s views as of the date hereof.

Additional Information and Where to Find It

In connection with the transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.barracuda.com) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell, CA 95008.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Form 10-K for the fiscal year ended February 28, 2017. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Email to Suppliers

Dear [Name],

As a valued supplier of Barracuda, I wanted to reach out about an announcement we made today. Barracuda announced plans to be acquired by Thoma Bravo, a leading technology-focused private equity firm. This is exciting news for Barracuda and will not impact our ongoing relationship with you. A copy of the recent press release can be found at https://investors.barracuda.com.

In case you’re unfamiliar, Thoma Bravo is an investment firm with deep experience in the software and technology sectors. They have a successful history of investments in cybersecurity, application software, infrastructure software, and technology-enabled services sectors.

At the close of the transaction, Barracuda will operate as a standalone, private company and will be positioned exceptionally well. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in developing industry-leading security, public cloud, and data protection solutions. We will continue to rely on our suppliers to help us deliver high quality, innovative products to our customers.

It’s also important for you to know:

•	There will be no change in day-to-day operations processes.

•	You will continue to deal with your usual point of contact at Barracuda.

We expect the transaction to be completed by the end of our fiscal year (February 28, 2018), subject to shareholder approval and customary regulatory approvals.

Thank you for your continued support of Barracuda, and if you have any questions, please contact me.

Best,

Ken Martin

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda Networks, Inc.’s (the “Company” or “Barracuda”) products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, the risk that the transaction may not be consummated in a timely manner, if at all; the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers); and operating results and business generally, as well as other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended February 28, 2017 and our most recently filed quarterly report on Form 10-Q. These forward-looking statements are based on Barracuda’s views as of the date hereof.

Additional Information and Where to Find It

In connection with the transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.barracuda.com) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell, CA 95008.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Form 10-K for the fiscal year ended February 28, 2017. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Industry Analyst Email

Hi [analyst person’s name],

I wanted to reach out personally and let you know that Barracuda announced that it is being acquired by Thoma Bravo, a private equity firm with an excellent history of investing in growing security businesses. The deal is expected to close in February 2018.

You can read the full press release below (and at https://investors.barracuda.com/investors/news/press-release-details/2017/Barracuda-Agrees-To-Be-Acquired-By-Thoma-Bravo-For-16-Billion/default.aspx).

We believe this transaction will help accelerate and expand our security platform with innovative cloud-enabled security and data protection solutions. Our partnership with Thoma Bravo gives us added flexibility to continue to invest in our core focus areas of security, public cloud, and data protection solutions to help customers navigate the increasingly complex IT and threat landscapes. Thoma Bravo has been clear that this investment is about growth, expanding our solutions platform, and improving efficiency to better serve our customers and partners, and we intend to leverage their deep industry experience to achieve these objectives.

Let me know if you have any questions or want to talk further on it. Thanks again for all your support. I look forward to this next chapter and continuing to work with you moving forward.

Best,

Tony

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Barracuda Networks, Inc.’s (the “Company” or “Barracuda”) products, the introduction and timing of product enhancements or additional products, Barracuda’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Barracuda intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, the risk that the transaction may not be consummated in a timely manner, if at all; the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers); and operating results and business generally, as well as other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended February 28, 2017 and our most recently filed quarterly report on Form 10-Q. These forward-looking statements are based on Barracuda’s views as of the date hereof.

Additional Information and Where to Find It

In connection with the transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.barracuda.com) or by writing to the Company’s Secretary at 3175 S. Winchester Blvd, Campbell, CA 95008.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on June 28, 2017 and the Annual Report on Form 10-K for the fiscal year ended February 28, 2017. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.